                                                         GiftPax(R)
                                                     American Sampling
                                                       Incorporated


                 IN VITRO INTERNATIONAL/NEW MOTHER GIFTPAX

THIS AGREEMENT, made and entered into this 24th day of October 1996, by and between American Sampling Incorporated, having its principal place of business at 84 Park Avenue, Flemington, New Jersey 08822-1159, hereinafter referred to as the "Distributor", and In Vitro International, having its principal place of business at 4241 Buena Vista #3, Dallas, Texas 75205, hereinafter referred to as the "Advertiser."

                                WITNESSETH:

WHEREAS, the Distributor is engaged in the business of distributing New Mother GiftPax (gift packages containing sample products, premiums and other items) to new mothers and makes such distribution through participating hospitals located in the territory or area set forth in Schedule "A" herein, and

WHEREAS, the Advertiser desires to have its products, literature and/or premiums consisting of a Guardian DNA Offer included in New Mother GiftPax and distributed in said territory upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, the parties hereto agree as follows:

1.Advertiser hereby agrees to furnish and deliver to the Distributor, at its Fredericktown, Missouri warehouse, freight prepaid, the required amount of Guardian DNA Offers for distribution by the Distributor. Delivery shall be made on or before the 20th of the month prior to distribution with the first delivery due by on or before December 20, 1996 and can be monthly, quarterly, or semi-annually. The commencement date of such distribution shall be January 1997 and shall continue through December 1997, or until all inserts are distributed. The distributor agrees to procure the maximum distribution of said items in the described territory, and the Advertiser agrees to furnish the Distributor for distribution a minimum of 3,773,000 units (314,416 units per month).

2. Distributor and Advertiser will review this agreement on a quarterly basis. Advertiser may terminate agreement at the time of quarterly review. Upon termination, right of first refusal will no longer apply.

3. Distribution costs will be covered on a per inquiry basis. Advertiser will send Distributor $5.00 per order received. Payment and a full report of activity shall be submitted to Distributor on a monthly basis commencing March 1, 1997.

4. All products and literature furnished by the Advertiser for inclusion in New Mother GiftPax must first be approved by the Distributor, and this Agreement is contingent upon the acceptance by the various participating hospitals of the item manufactured or

                                                         GiftPax(R)
                                                     American Sampling
                                                       Incorporated


                                     2


  marketed by the Advertiser for inclusion in New Mother GiftPax.

5. The Distributor hereby agrees that it will not include in New Mother GiftPax packages, within the territory set forth in Schedule "A," any item or article identical in type and use or similar to items furnished to it for distribution by the Advertiser. The Advertiser, in turn, agrees not to furnish such items for distribution through participating hospitals other than through New Mother GiftPax.

6. Upon request, the Distributor will furnish to the Advertiser a schedule indicating the participating hospitals supplied, by name, city, state, and the number of New Mother GiftPax delivered containing the Advertiser's item.

7. The Advertiser agrees to indemnify and hold the Distributor harmless from and against any and all claims, judgments, attorneys' fees and court costs arising out of claims based on the Advertiser's actions or its literature and/or the use thereof. The Distributor shall give the Advertiser prompt written notice of any claim, and the Advertiser shall have the right to defend same. The Distributor agrees to indemnify and hold the Advertiser harmless from and against any and all claims, judgments, attorneys' fees and court costs arising out of claims based on the Distributor's actions or on the products, premiums and other items and/or the use thereof of the other manufacturers participating in the distribution program. The Advertiser shall give the Distributor prompt written notice of any claim, and the Distributor shall have the right to defend same.

8.      Right of First Refusal:   Advertiser's Guardian DNA Offer is hereby
        granted the right of first refusal from the date of the signing of this Agreement through the end of the business day, September 30, 1997, for the DNA Testing category for Distributor's New Mother GiftPax 1997 Distribution. While this right is in existence, should a category competitor request participation in the New Mother GiftPax distribution, the Distributor shall notify the Advertiser, in writing, and it shall have fifteen (15) business days from receipt of said notification to exercise the right of first refusal granted herein. Such participation, however, shall be on terms and conditions no less favorable to the Distributor than those offered by the category competitor. Distribution of sample products always takes precedence over literature distribution for any product category where sampling is viable.

                                                         GiftPax(R)
                                                     American Sampling
                                                       Incorporated


                                     3

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed and executed the day and year first above written.

IN VITRO INTERNATIONAL

By:     /s/  W. Richard Ulmer
        --------------------------------------

Title:  CEO & President  InVitro International
        --------------------------------------

Date:   10-24-96
        --------------------------------------

AMERICAN SAMPLING INCORPORATED

By:     /s/ Patricia Przywara              By:     /s/ Laura Przywara
        ------------------------                   --------------------------

Title:  President                          Title:  Mgr. Sales Admin
        ------------------------                   --------------------------

Date:   10-24-96                           Date:   10-24-96
        ------------------------                   --------------------------

                                                         GiftPax(R)
                                                     American Sampling
                                                       Incorporated


                                     4

------------------------------------------------------------------------------
------------------------------------------------------------------------------
                               SCHEDULE "A"

     TERRITORY IN WHICH THE GUARDIAN DNA OFFERS ARE TO BE DISTRIBUTED
               BY THE DISTRIBUTOR AND SHIPPING INSTRUCTIONS

------------------------------------------------------------------------------
------------------------------------------------------------------------------

New Mother GiftPax containing a Guardian DNA Offer will be distributed nationally in the 48 contiguous states, including the District of Columbia. All coverage will be to new mothers. Total inventory required is 3,773,000 units.

Advertiser will deliver, prepaid, the following inventory requirements on or before December 20, 1996 with subsequent deliveries on or before the 20th of the month prior to distribution to:


                         GIFTPAX PACKING LOCATION
                         ------------------------

                            Monthly:         314,416 units
                            Total:           3,773,000 units

Ship To:                    GiftTax/American Sampling, Inc.
                            200 S. Chamber Drive
                            Fredericktown, Missouri  63645
                            Attn:  Mr. Bob Holland
                            Phone:  (573) 783-7078
                            Fax:    (573) 783-7098

Instructions:      1.)  Delivery hours  7:00 a.m. - 12 noon
                                        (Monday - Friday)

                   2.)  Call for an appointment for trailer loads

                   3.)  Mark all cartons as to contents and quantity

                   4.)  Indicate NEW MOTHER GIFTPAX on shipping instructions